SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

SAFECO CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Safeco Corporation

Notice of Internet Availability of Proxy Materials

for the Annual Meeting of Shareholders

to Be Held on Wednesday, May 7, 2008

Dear Shareholder:

The 2008 annual meeting of the shareholders of Safeco Corporation will be held on Wednesday, May 7, 2008 at 11:00 a.m. Pacific Time at a new location: Safeco Center, Magnolia Room, 1st Floor. The street address for Safeco Center is 1191 Second Avenue, Seattle, Washington, 98101.

Proposals to be voted on at the meeting are listed below:

1. Election of five directors, four to serve a term of three years and one to serve a term of two years.

2. Ratification of Ernst & Young LLP’s appointment as our independent registered public accounting firm for 2008.

The Board of Directors recommends that you vote FOR items 1 and 2 above.

The Board of Directors has fixed the close of business on March 5, 2008 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting or any adjournment(s) thereof.

This notice serves as your admission ticket to the annual meeting. If you plan on attending the annual meeting in person, please bring this notice and proper form of identification. The use of video, still photography or audio recording at the annual meeting is not permitted. For the safety of attendees, all bags, packages and briefcases are subject to inspection. Your compliance is appreciated.

For directions to the annual meeting please refer to the Proxy Statement, which can be accessed as described on the reverse side of this notice.

CONTROL NUMBER

YOUR VOTE IS IMPORTANT!

You may vote your proxy

when you view the materials on the Internet.

You will be asked to enter this 11-digit control number.

IMPORTANT NOTICE: Regarding the Internet Availability of Proxy Materials

for Safeco Corporation’s Annual Meeting of Shareholders to be held on May 7, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Company’s Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/saf.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 23, 2008 to facilitate timely delivery.

You can request a printed set of the proxy materials in one of three ways:

1. By calling 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688);

2. By sending an e-mail to: shrrelations@bnymellon.com; or

3. By visiting our website at: http://bnymellon.mobular.net/bnymellon/saf

MAKE SURE TO HAVE THIS NOTICE AVAILABLE WHEN YOU:

• Request a paper copy of the proxy materials

• When you want to view your proxy materials online

• When you want to vote your proxy electronically

• When you attend the Annual Meeting